Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents
5.20 Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

	Year ended December 31
in € thousand	2024	2023
Cash in hand	1	9
Cash at bank	168,269	126,071
Clearing accounts	—	(1)
CASH AND CASH EQUIVALENTS	168,271	126,080
As at December 31, 2024, and December 31, 2023, the Group had no restricted cash.
In 2024, the minimum liquidity requirement for the Group according to the D&O Loan Agreement (see Note 5.24.1) was €35 million.